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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): April 3, 1998
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                               M. H. RHODES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-1412                  06-0509270
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


  99 Thompson Road, Avon, Connecticut                               06001
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (860) 673-3281
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              (Registrant's Telephone Number, Including Area Code)
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Item 5.     Other Events

            On April 6, 1998, M.H. Rhodes, Inc. (the "Company") announced that it had entered into a merger agreement (the "Merger Agreement") with Owosso Corporation ("Owosso") providing for the merger of Cramer Company, a wholly-owned subsidiary of Owosso ("Cramer"), with and into the Company (the "Merger").

         Under the terms of the Merger Agreement, each outstanding share of common stock, par value $1.00 per share, of the Company, other than shares to be cancelled pursuant to the Merger Agreement and shares held by Dissenting Shareholders (as defined in the Merger Agreement), will be converted into the right to receive, without interest, $14.51 per share. The transaction is subject to various closing conditions including the approval of the Company's stockholders. Accordingly, there is no assurance that the Merger will be completed.

         A copy of the joint press release issued by the Company and Owosso announcing the execution of the Merger Agreement is attached hereto as Exhibit 99A and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Statements and Exhibits

            (a)      Financial statements of business acquired.

                     Not applicable.

            (b)      Pro forma financial information.

                     Not applicable.

            (c)      Exhibits


Exhibit No.          Description

(99A) Joint press release of Owosso Corporation and M.H. Rhodes, Inc. dated April 6, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    M.H. RHODES, INC.



                                    By: /s/ Joseph L. Morelli
                                        --------------------------
                                        Joseph L. Morelli
                                        Chairman and President



Date: April 17, 1998


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                                  EXHIBIT INDEX



                                                     Sequential Numbering
                                                     System, Page Number or
Item No.    Description                              Cross Reference Information
--------    -----------                              ---------------------------

99A         Joint press release of Owosso
            Corporation and M.H. Rhodes, Inc.,
            dated April 6, 1998.


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